Pension Cost (Detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012
Defined Benefit Plans and Other Postretirement Benefit Plans Table Text Block [Line Items]
Service cost	$ 15	$ 14
Interest cost	9	10
Expected return on plan assets	(6)	(5)
Amortization of prior service cost		(50)
Amortization of net loss		1
Curtailment gain	(217)	(47)
Net periodic benefit cost (income)	$ (199)	$ (77)	$ 30